EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-KSB, into the Company's previously filed Registration Statement File No. 33-96624.





                                           /s/  ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
March 21, 1997